UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 22, 2013

FIRSTBANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan	48801
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.07     Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to a vote of security holders at our annual shareholder's meeting on April 22, 2013:

●	Proposal One: Election of directors.
●	Proposal Two: Advisory vote on Firstbank Corporation's executive compensation
●	Proposal Three: Advisory vote on the frequency of future advisory votes on executive compensation
●	Proposal Four: Ratification of the appointment of independent auditors.

Proposal One: Election of Directors

All nominees proposed for the Class of 2016 were elected. Shareholders cast votes for these nominees as follows:

Nominee	For	Withheld	Broker Non-votes

David W. Fultz	4,142,937	37,940	1,554,386
William E. Goggin	4,131,606	49,272	1,554,386

The terms of Thomas Sullivan, Thomas Dickinson, Edward Grant, Jeff Gardner and Samuel Smith continued after the annual meeting.

Proposal Two: Advisory (nonbinding) Vote on Firstbank Corporation's Executive Compensation Program

This proposal gave shareholders the opportunity to vote on an advisory (nonbinding) resolution to approve executive compensation program as described in our 2013 proxy statement. This resolution was approved by 94.6% of the votes cast for or against, with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes

Advisory (nonbinding) vote on executive compensation	3,814,699	216,585	147,804	1,556,175

Proposal Three: Advisory (nonbinding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

This proposal gave shareholders the opportunity to vote on an advisory (nonbinding) resolution about the frequency of future advisory votes on executive compensation program as described in our 2013 proxy statement. One year received the majority of the votes cast.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

Advisory (nonbinding) vote on the frequency of future advisory votes on executive compensation	3,285,595	326,283	270,895	298,099	1,554,390

Proposal Four: Ratification of Selection of Independent Registered Public Accounting Firm

This proposal gave shareholders the opportunity to vote to ratify our selection of Plante & Moran, PLLC as our independent registered public accounting firm for 2013. This selection was ratified by 99.0% of the shares represented at the meeting, with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes

Ratification of selection of independent public accounting firm	5,680,684	28,303	26,276	0

Item 8.01 Other Events

On April 22, 2013, Firstbank Corporation provided an update to certain of its shareholders at the corporation's annual meeting. The slides accompanying the presentation are attached as Exhibit 99.1 and will be available on the corporation's website under "Investor Relations."

The information in this report, including exhibits, is being furnished pursuant to Item 8.01 and shall not be deemed "filed" within the meaning of section 18 of the Securities Act of 1934, or otherwise subject to the liabilities under that Section.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 99.1	Slides accompanying Firstbank Corporation's shareholder presentation on April 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2013

FIRSTBANK CORPORATION
(Registrant)

By: /s/ Samuel G. Stone
Samuel G. Stone
Executive Vice President and CFO

6072136/1

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